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                       GUARANTEE AND COLLATERAL AGREEMENT


                                    made by


                   each of the Grantors (as defined herein)


                                  in favor of


                          CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent


                           Dated as of May 21, 1997


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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

      SECTION 1.  DEFINED TERMS............................................  1
            1.1  Definitions...............................................  1
            1.2  Other Definitional Provisions.............................  5

      SECTION 2.  GUARANTEE................................................  5
            2.1  Guarantee.................................................  5
            2.2  Right of Contribution.....................................  6
            2.3  No Subrogation............................................  6
            2.4  Amendments, etc. with respect to the Borrower Obligations.  6
            2.5  Guarantee Absolute and Unconditional......................  7
            2.6  Reinstatement.............................................  7
            2.7  Payments..................................................  8

      SECTION 3.  GRANT OF SECURITY INTEREST...............................  8

      SECTION 4.  REPRESENTATIONS AND WARRANTIES...........................  8
            4.1  Representations in Credit Agreement.......................  9
            4.2  Title; No Other Liens.....................................  9
            4.3  Perfected First Priority Liens............................  9
            4.4  Chief Executive Office....................................  9
            4.5  Inventory and Equipment...................................  9
            4.6  Farm Products.............................................  9
            4.7  Pledged Securities........................................  9
            4.8  Accounts.................................................. 10
            4.9  Intellectual Property..................................... 10

      SECTION 5.  COVENANTS................................................ 10
            5.1  Covenants in Credit Agreement............................. 10
            5.2  Delivery of Instruments and Chattel Paper................. 11
            5.3  Maintenance of Insurance.................................. 11
            5.4  Payment of Obligations.................................... 11
            5.5  Maintenance of Perfected Security Interest; Further
                  Documentation ........................................... 11
            5.6  Changes in Locations, Name, etc........................... 12
            5.7  Notices................................................... 12
            5.8  Pledged Securities........................................ 12
            5.9  Accounts.................................................. 13
            5.10 Intellectual Property..................................... 13
            5.11 Covenants of Holdings..................................... 15
            5.12 Covenants of WHPF......................................... 15
            5.13 Covenants of Armour....................................... 16

      SECTION 6.  REMEDIAL PROVISIONS...................................... 17
            6.1  Certain Matters Relating to Accounts...................... 17
            6.2  Communications with Obligors; Grantors Remain Liable...... 19
            6.3  Pledged Stock............................................. 20
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            6.4  Proceeds to be Turned Over To Administrative Agent........ 20
            6.5  Application of Proceeds................................... 21
            6.6  Code and Other Remedies................................... 21
            6.7  Registration Rights....................................... 22
            6.8  Waiver; Deficiency........................................ 22

      SECTION 7.  THE ADMINISTRATIVE AGENT................................. 23
            7.1  Administrative Agent's Appointment as Attorney-in-Fact,
                  etc ..................................................... 23
            7.2  Duty of Administrative Agent.............................. 24
            7.3  Execution of Financing Statements......................... 24
            7.4  Authority of Administrative Agent......................... 25

      SECTION 8.  MISCELLANEOUS............................................ 25
            8.1  Amendments in Writing..................................... 25
            8.2  Notices................................................... 25
            8.3  No Waiver by Course of Conduct; Cumulative Remedies....... 25
            8.4  Enforcement Expenses; Indemnification..................... 25
            8.5  Successors and Assigns.................................... 26
            8.6  Set-Off................................................... 26
            8.7  Counterparts.............................................. 26
            8.8  Severability.............................................. 26
            8.9  Section Headings.......................................... 26
            8.10 Integration............................................... 27
            8.11 GOVERNING LAW............................................. 27
            8.12 Submission To Jurisdiction; Waivers....................... 27
            8.13 Acknowledgements.......................................... 27
            8.14 WAIVER OF JURY TRIAL...................................... 28
            8.15 Additional Grantors....................................... 28
            8.16 Releases.................................................. 28

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                       GUARANTEE AND COLLATERAL AGREEMENT

            GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 21, 1997, made by Windy Hill Pet Food Holdings, Inc., a Delaware corporation ("Holdings"), WHPF Inc., a Delaware corporation formerly named Windy Hill Pet Food Company, Inc. ("WHPF"), Armour Corporation, a Delaware corporation ("Armour"), Windy Hill Pet Food Company, Inc., a Minnesota corporation (the "Borrower"), each of the signatories hereto (WHPF, Armour, the Borrower and each of the signatories hereto, together with any other subsidiary of the Borrower that becomes a party hereto from time to time after the date hereof, the ("Grantors")), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Windy Hill Pet Food Acquisition Co., a Minnesota corporation, ("Acquisition Co."), the Lenders, the Administrative Agent and THE CHASE MANHATTAN BANK, a New York banking corporation, as documentation agent for the Lenders.

                             W I T N E S S E T H:

            WHEREAS, Acquisition Co. proposes to merge with and into Hubbard Milling Company, a Minnesota corporation ("Hubbard"), pursuant to the terms of a Merger Agreement, dated as of March 21, 1997 among Hubbard, Windy Hill Pet Food Co. Inc., and Acquisition Co., pursuant to which Hubbard will be the surviving corporation and will be the borrower (the "Borrower") under the Credit Agreement;

            WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

            WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

            WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

            WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                           SECTION 1.  DEFINED TERMS

            1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New
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                                      2


York on the date hereof are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, Instruments and Inventory.

            (b) The following terms shall have the following meanings:

            "Accounts": all accounts (as defined in the Code) of the Grantors, including, without limitation all Accounts (as defined in the Credit Agreement) of the Grantors.

            "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

            "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Agents or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by the Borrower with the Issuing Lender, any Lender (or any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

            "Collateral": as defined in Section 3.

            "Concentration Account": any concentration account established by the Administrative Agent as provided in Section 6.1 or 6.4.

            "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

            "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

            "Excluded Property": means (i) any of the Borrower's rights to indemnification against Hubbard Milling Company ("Hubbard Milling") and its shareholders under the Merger
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                                      3


      Agreement, dated as of March 21, 1997, by and among Hubbard Milling, Windy Hill Pet Food Company, Inc. and Windy Hill Pet Food Acquisition Co. (the "Merger Agreement") for claims relating to assets transferred pursuant to
      (X) the Merger Agreement or (Y) the sale of the Animal Feed Division and
      (ii) the Borrower's interest in the escrow accounts established pursuant to the Merger Agreement, in each case, to the extent a security interest therein is granted to secure the full and timely payment and performance by the Borrower of its indemnification obligations under the Asset Purchase Agreement for the sale of the Animal Feed Division and (iii) all property of the Animal Feed Division.

            "General Intangibles": all "general intangibles" as such term is defined in Section 9- 106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any Account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

            "Guarantor Obligations": with respect to any Guarantor, the collective reference to (i) the Borrower Obligations and (ii) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

            "Guarantors": the collective reference to Holdings and each Grantor other than the Borrower.

            "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

            "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

            "Intercompany Note": any promissory note evidencing loans made by any Grantor to another Grantor or any of its Subsidiaries.

            "Issuers": the collective reference to each issuer of a Pledged Security.

            "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

            "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

            "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in
      Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

            "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

            "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

            "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

            "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

            "Securities Act": the Securities Act of 1933, as amended.

            "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith other than any pending intent to use applications for which a statement of use or an amendment to allege use have not been filed and accepted, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

            "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

            "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles and equipment covered by a certificate of title of any state or of the United States of America and all tires and other appurtenances to any of the foregoing.

            1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

            2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

            (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

            (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

            (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

            (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

            2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

            2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

            2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

            2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

            2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
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                                        8


Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

            2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 11 Madison Avenue, New York, New York 10010.

                      SECTION 3. GRANT OF SECURITY INTEREST

            Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest other than the Excluded Property (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

            (a) all Accounts;

            (b) all Chattel Paper;

            (c) all Documents;

            (d) all Equipment (other than Vehicles);

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Intellectual Property;

            (h) all Inventory;

            (i) all Pledged Securities;

            (j) all books and records pertaining to the Collateral; and

            (k) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

            To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

            4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in subsection 6 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

            4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement and except in the case of public notice filings at the U.S. Patent and Trademark Office which remain "on file" despite the filing of a subsequent release.

            4.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for (i) unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law and (ii) Liens described on Schedule 8.

            4.4 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

            4.5 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on
Schedule 5.

            4.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

            4.7 Pledged Securities. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

            (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

            (c) To the best knowledge of such Grantor, each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Securities pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

            4.8 Accounts. (a) No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

            (b) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

            (c) The places where such Grantor keeps its records concerning such Grantor's Accounts are listed on Schedule 7 or such other location or locations of which such Grantor shall have provided prior written notice to the Administrative Agent pursuant to Section 5.6 hereof.

            4.9 Intellectual Property. (a) Schedule 6 lists all registered Intellectual Property owned and currently used by such Grantor in its own name on the date hereof.

            (b) On the date hereof, all material registered U.S. Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and , to such Grantor's knowledge and as used in connection with the business of such Grantor, and, except as set forth in Schedule 6, does not infringe the intellectual property rights of any other Person.

            (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

            (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

            (e) Except as set forth in Schedule 6, No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof
(i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                             SECTION 5.  COVENANTS

            Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

            5.2 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

            5.3 Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and
(ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

            (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

            (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance during the month of June in each calendar year beginning 1998 and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

            5.4 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

            5.5 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

            (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

            (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

            5.6 Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

            (i) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5;

            (ii) change the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

            (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

provided that, prior to taking any such action, or promptly after receiving a written request therefor from the Administrative Agent, such Grantor shall deliver to the Administrative Agent all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein.

            5.7 Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

            (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

            (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

            5.8 Pledged Securities. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,
(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Securities or Proceeds thereof.

            (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

            5.9 Accounts. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount whatsoever on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

            (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Accounts.

            5.10 Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) subject to its reasonable business judgment, continue to use each material registered Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

            (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

            (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any portion of the material Copyrights may fall into the public domain.

            (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

            (e) Notwithstanding anything to the contrary, any breach of clauses
(a) through (d) of this Section 5.10 by a licensee shall not be a breach by any Grantor if the terms of the license granted to such licensee prohibit or require the licensee to abide by the acts set forth therein and such Grantor is diligently taking all reasonable action to cause such licensee to comply with the terms of such licensee.

            (f) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

            (g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

            (h) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

            (i) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

            5.11 Covenants of Holdings. Holdings covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.12.1 Holdings shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of WHPF (or any successor thereto), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which Holdings is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which Holdings is a party, and any other agreement to which Holdings is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of the Holdings or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.12.2 Holdings shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.12.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of Holdings (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.12.1 above).

            5.12 Covenants of WHPF. WHPF covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.13.1 WHPF shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of the Borrower (or any successor thereto) and Armour, and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which WHPF is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which WHPF is a party, and any other agreement to which WHPF is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of WHPF or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.13.2 WHPF shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.13.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of WHPF (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.13.1 above).

            5.13 Covenants of Armour. Armour covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Loans, any Reimbursement Obligations, and all other Obligations then due and owing have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

            5.14.1 Armour shall not conduct or otherwise engage, in any business or operations other than (i) transactions contemplated by the Loan Documents or the provision of administrative, legal, accounting and management services to or on behalf of the Borrower or any of its Subsidiaries, (ii) the ownership of the Capital Stock of the Borrower (or any successor thereto), and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) the Transaction Documents to which Armour is a party, this Guarantee and Collateral Agreement and the other Loan Documents to which Armour is a party, and any other agreement to which Armour is a party on the date hereof, in each case as amended, supplemented, waived or otherwise modified from time to time, and any refinancings, refundings, renewals or extensions thereof, (B) contracts and agreements with officers, directors and employees of Armour or a Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements, and (D) equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities, (v) the filing of registration statements, and compliance with applicable reporting and other obligations, under federal, state or other securities laws, (vi) the listing of its equity securities and compliance with applicable reporting and other obligations in connection therewith, (vii) the retention of transfer agents, private placement agents, underwriters, counsel, accountants and other advisors and consultants, (viii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of the Borrower and its Subsidiaries, (ix) the incurrence and payment of its operating and business expenses and any taxes for which it may be liable, and (x) other activities incidental or related to the foregoing.

            5.14.2 Armour shall not own, lease, manage or otherwise operate any properties or assets (other than in connection with the activities described in Section 5.14.1 above), or incur, create, assume or suffer to exist any Indebtedness or Guarantee Obligations of Armour (other than such as may be incurred, created or assumed or exist in connection with the activities described in Section 5.14.1 above).

                         SECTION 6. REMEDIAL PROVISIONS

            6.1 Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

            (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Accounts and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any Proceeds constituting collections of such Accounts, when collected by such Grantor (excluding any such collections through the Lockbox system), (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Concentration Account established by such Grantor maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section , and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the other Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Concentration Account bank (or by any Guarantor in trust for the benefit of the Administrative Agent and the other Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of the funds on deposit in the Concentration Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Section 6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Concentration Account shall be remitted as provided in Section 6.1(e) hereof. At any time when an Event of Default has occurred and is continuing, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Accounts, including, without limitation, all statements relating to such Grantor's Accounts.

            (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to such Grantor's Accounts, including, without limitation, all original orders, invoices and shipping receipts.

            (d) Lockbox System; Concentration Account. (i) Solely to the extent required under Section 8.11 of the Credit Agreement, each Grantor shall establish or cause to be established in the name of the Administrative Agent, and subject to the control of the Administrative Agent pursuant to such Grantor's Lockbox Agreements, for the benefit of the Administrative Agent and the other Lenders, such Grantor's Lockbox system into which the Proceeds of all such Grantor's Accounts shall be deposited and forwarded to the Concentration Account bank in accordance with and to the extent and when required under such Lockbox Agreements. On and after the date, if any, on which any Grantor is required to establish any Lockbox system for so long as such Grantor is required to maintain such system, (x) such Grantor shall ensure that all account debtors in respect of such Grantor's Accounts payable in Dollars shall have been given instructions reasonably satisfactory to the Administrative Agent directing such account debtors to make all payments on such Accounts by means of deposits into such Grantor's Lockbox system, (y) without the prior consent of the Administrative Agent (which consent shall not be unreasonably withheld), such Grantor shall not, in a manner materially adverse to the Lenders, change the form of any such instructions given to account debtors, and (z) unless and until the Administrative Agent shall have advised such Grantor to the contrary, such Grantor shall, and the Administrative Agent hereby authorizes such Grantor to, enforce and collect all amounts owing on such Grantor's Accounts, for the benefit and on behalf of the Administrative Agent and the other Lenders in accordance with and subject to the provisions of such Grantor's Lockbox Agreements; provided, however, that such privilege shall automatically be suspended upon the occurrence and during the continuance of an Event of Default specified in Section 10(f) of the Credit Agreement with respect to such Grantor and may at the option of the Administrative Agent be terminated upon the occurrence and during the continuance of any other Event of Default with respect to such Grantor or any other Grantor.

        (ii) All Proceeds of such Grantor's Accounts which have been received on any Business Day through such Grantor's Lockbox system will be transferred into such Grantor's Concentration Account on such Business Day to the extent required by the applicable Lockbox Agreement. All of such Grantor's Proceeds received on any Business Day by the Concentration Account bank pursuant to paragraph (b) above will be transferred into such Grantor's Concentration Account on such Business Day. Such Concentration Account is, and shall remain, under the sole dominion and control of the Administrative Agent. Each Grantor acknowledges and agrees that (A) such Grantor has no right of withdrawal from its Concentration Account, (B) the funds on deposit in such Grantor's Concentration Account shall be collateral security for all of such Grantor's Obligations and (C) upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent's election, the funds on deposit in such Grantor's Concentration Account may be applied by the Administrative Agent to the payment of such Grantor's Obligations then due and owing, such application to be made in the order of priority set forth in Section 6.5 hereof.

            (e) Grantor's Account. So long as no Event of Default has occurred and is continuing, and whether or not any Lockbox system shall have been established or maintained, the Administrative Agent shall instruct the Concentration Account bank to promptly remit any funds on deposit in each Grantor's Concentration Account to such Grantor's Account. In the event that an Event of Default has occurred and is continuing, the Administrative Agent and the Grantors agree that the Administrative Agent, at its option, may require that each Concentration Account be established at Credit Suisse First Boston. Each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Account, and to maintain such balances in its Account, as it shall deem to be necessary or desirable.

            (f) Restructuring of Deposit Accounts. If (a) any Concentration Account is maintained at a Concentration Account bank located in a state within the United States in which Article 9 of the Uniform Commercial Code in effect in such state has been expressly made applicable to (and only for so long as it is applicable to) demand deposit accounts and all filings have been made in such state which are necessary to perfect the Lenders' security interest in such Concentration Account or (b) after the Effective Date the relevant Grantor demonstrates to the Administrative Agent, and the Administrative Agent in its sole discretion agrees, that the costs associated with maintaining both a Concentration Account and a Grantor's Account outweigh any benefits to the Lenders in terms of any additional protection to their rights in such Grantor's Collateral that could not be achieved with the use of a single account, then upon the request of such Grantor, the Administrative Agent may amend this Agreement to delete the requirement that a separate Account be maintained and provide that such Grantor be entitled to withdraw funds on deposit in such Concentration Account at any time so long as no Event of Default has occurred and is continuing.

            6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

            (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

            (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

            (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

            6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section
6.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Concentration Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Concentration Account (or by such Grantor in trust for the

Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section .

            6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Concentration Account in payment of the Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

            6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

            6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

            7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

            (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

            (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (iv) execute, in connection with any sale provided for in Section
      6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (v) (i) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
      (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral;
      (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (vii) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (viii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

      Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

            (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

            (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

            7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            7.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

            7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

            8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 12.1 of the Credit Agreement.

            8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 12.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

            8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

            (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

            (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to subsection 12.5 of the Credit Agreement.

            (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

            8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

            8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to subsection 10(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

            8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

            8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

            (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

            (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

            8.13 Acknowledgements. Each Grantor hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

            8.14 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

            8.15 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to subsection 8.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

            8.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        WINDY HILL PET FOOD HOLDINGS, INC.

                                        By: /s/ M. Laurie Cummings
                                           -------------------------------
                                           Title: V.P.


                                        WHPF INC.

                                        By: /s/ M. Laurie Cummings
                                           -------------------------------
                                           Title: V.P.


                                        ARMOUR CORPORATION

                                        By: /s/ M. Laurie Cummings
                                           -------------------------------
                                           Title: V.P.


                                        WINDY HILL PET FOOD COMPANY, INC.

                                        By: /s/ M. Laurie Cummings
                                           -------------------------------
                                           Title: V.P.

Acknowledged and Agreed to as
of the date hereof by:

CREDIT SUISSE FIRST BOSTON, as
Administrative Agent

By:
   --------------------------------------
   Title:

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        WINDY HILL PET FOOD HOLDINGS, INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        WHPF INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        ARMOUR CORPORATION

                                        By:
                                           -------------------------------
                                           Title:


                                        WINDY HILL PET FOOD COMPANY, INC.

                                        By:
                                           -------------------------------
                                           Title:

Acknowledged and Agreed to as
of the date hereof by:

CREDIT SUISSE FIRST BOSTON, as
Administrative Agent

By: /s/ PP Wenger         /s/ PP Lubinsky
   --------------------------------------
   Title: Associate       VP

            IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        WINDY HILL PET FOOD HOLDINGS, INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        WHPF INC.

                                        By:
                                           -------------------------------
                                           Title:


                                        ARMOUR CORPORATION

                                        By:
                                           -------------------------------
                                           Title:


                                        WINDY HILL PET FOOD COMPANY, INC.

                                        By:
                                           -------------------------------
                                           Title:

Acknowledged and Agreed to as
of the date hereof by:

CREDIT SUISSE FIRST BOSTON, as
Administrative Agent

By: /s/ PP Horgan         /s/ PP Wenger
   --------------------------------------
   Title: Vice President    Associate

                                                                      Schedule 1
                                                            to the Guarantee and
                                                            Collateral Agreement


                        NOTICE ADDRESSES OF GUARANTORS


WHPF Inc.                                     Two Maryland Farms
                                              Suite 301
                                              Brentwood, TN 37027-2487
                                              Attn: Robert V. Dale
                                              Facsimile: 615-373-9152

                                              c/o Dartford Partnership
                                              456 Montgomery Street
                                              Suite 2200
                                              San Francisco, CA  94104
                                              Attn: M. Laurie Cummings
                                              Facsimile: 415-982-3023

Windy Hill Pet Food Holdings, Inc.            c/o Dartford Partnership
                                              456 Montgomery Street
                                              Suite 2200
                                              San Francisco, CA  94104
                                              Attn: M. Laurie Cummings
                                              Facsimile: 415-982-3023

Armour Corporation                            Two Maryland Farms
                                              Suite 301
                                              Brentwood, TN 37027-2487
                                              Attn: Robert V. Dale
                                              Facsimile: 615-373-9152

                                              c/o Dartford Partnership
                                              456 Montgomery Street
                                              Suite 2200
                                              San Francisco, CA  94104
                                              Attn: M. Laurie Cummings
                                              Facsimile: 415-982-3023

                                                                      Schedule 2
                                                            to the Guarantee and
                                                            Collateral Agreement

                        DESCRIPTION OF PLEDGED SECURITIES

Pledgor                 Issuer                Class of Stock   Stock Certificate   No. of Shares
-------                 ------                --------------   -----------------   -------------
  Pledged Stock:

WHPF Inc.               Windy Hill Pet Food       Common               2                2,744
                        Company, Inc. (MN)

                        Armour Corporation        Common               28              10,000
                                                 Preferred             4               25,000

Armour Corporation      Windy Hill Pet Food       Common               1                1,756
                        Company, Inc. (MN)


  Pledged Notes:

Issuer                      Payee                                 Principal Amount
------                      -----                                 ----------------

WHPF Inc.                   Windy Hill Pet Food                    $7,936,357.54
                            Company, Inc.


                                                                      Schedule 3
                                                            to the Guarantee and
                                                            Collateral Agreement

                          FILINGS AND OTHER ACTIONS
                    REQUIRED TO PERFECT SECURITY INTERESTS

                       Uniform Commercial Code Filings

Company                         Jurisdiction
-------                         ------------

WHPF Inc.                       California Sec. of State
                                Delaware Sec. of State
                                Tennessee Sec. of State
Armour Corporation              California Sec. of State
                                Delaware Sec. of State
                                Tennessee Sec. of State

Borrower                        California Sec. of State
                                  and County Recorder of Deeds of Los Angeles
                                  County
                                  and County Recorder of Deeds of San Joaquin
                                  County
                                  and County Clerk of Adams County
                                Colorado Sec. of State
                                  and Adams County
                                Florida Sec. of State
                                  and Duval County
                                Georgia Clerk of Superior Court in Bartow County
                                Idaho Sec. of State
                                Illinois Sec. of State
                                  and County Recorder of Deeds of Kankakee
                                  County
                                  and County Recorder of Deeds of Dupage County
                                Indiana Sec. of State
                                   and Jay County
                                Iowa Sec. of State
                                  and Cerro Gordo County

Company                         Jurisdiction
-------                         ------------

                                Kansas Sec. of State
                                  and McPherson County
                                  and County Recorder of Deeds of Shawnee
                                  County
                                Maryland State Dept. of Assessments and Taxation Michigan Sec. of State
                                Minnesota Sec. of State
                                  and Ottertail County
                                  and Le Suena County
                                  and Swift County
                                  and Becker County
                                  and Blue Earth County
                                Missouri Sec. of State
                                  and the County Recorder of Deeds of Bates
                                  County
                                Montana Sec. of State
                                Nebraska Sec. of State
                                New Jersey Sec. of State
                                  and County Clerk of Somerset County
                                New York Sec. of State
                                  and the County Clerk of Rockland County
                                North Dakota Sec. of State
                                  and the Register of Deeds in Burleigh County
                                Ohio Sec. of State and the County
                                  and the Recorders of Shelby and Lucas Counties
                                Oregon Sec. of State
                                  and Clackamas County
                                Pennsylvania Sec. of the Commonwealth
                                  and the Prothonotary of Columbia County
                                  and the Prothonotary of Lehigh County
                                South Dakota Sec. of State
                                Tennessee Sec. of State
                                  and Williamson County
                                  and Weakly County
                                  and Carroll County
                                Texas Sec. of State
                                  and County Clerk of Dallas County
                                  and County Clerk of Tarrant County
                                Washington State Dept. of Licensing
                                Wisconsin Sec. of State
                                  and Walworth County
                                Wyoming Sec. of State

Patent and Trademark Filings

Covered by the UCC filings listed above and U.S. Patent and Trademark Office.


Actions with respect to Pledged Stock

Delivery to the Administrative Agent.


Other Actions

None.

                                                                    Schedule 4
                                                          to the Guarantee and
                                                          Collateral Agreement

                   LOCATION OF JURISDICTION OF ORGANIZATION
                          AND CHIEF EXECUTIVE OFFICE


Grantor                                               Location
-------                                               --------

Windy Hill Pet Food Company, Inc. (MN)                Two Maryland Farms
                                                      Suite 301
                                                      Brentwood, TN  37027-2487
                                                      Attn: Robert V. Dale

                          (See Schedule 1 for others.)

                                                                    Schedule 5
                                                          to the Guarantee and
                                                          Collateral Agreement

                      LOCATION OF INVENTORY AND EQUIPMENT

Grantor:    The Borrower

Locations:

1.          2 Maryland Farms
            Suite 301
            Brentwood, Tennessee 37027
            County: Williamson

2.          633 Euclid Avenue
            McKenzie, Tennessee 38201
            County: Weakly

3.          145 First Avenue, North
            Perham, Minnesota 56573
            County: Ottertail

4.          400 Block of 5th Street, N.W.
            Perham, Minnesota 56573
            County: Ottertail

5.          136 9th Avenue, S.W.
            Perham, Minnesota 56573
            County: Ottertail

6.          100 Block of 2nd Street, N.E.
            Perham, Minnesota 56573
            County: Ottertail

7.          Premier Distribution Services, Inc.
            2501 71st Street
            North Bergen, NJ 07047
            County: Somerset

8.          Rudie Wilhelm Warehouse Co.
            1200 S.E. Jennifer
            Clackamas, OR 97015
            County: Clackamas

9.          Nawf Co. Inc.
            1213 W. North Carrier Parkway
            Grand Prarie, TX 75050
            County: Tarrant

10.         Acme Distribution Centers, Inc.
            18101 East Colfax Avenue
            Aurora, CO  80011
            County: Adams

11.         Weber Distribution Warehouse
            15500 Pheobe Avenue
            La Miranda, CA 90638
            County: Los Angeles

12.         La Grou Distribution System
            3514 South Kostner Avenue, West
            Chicago, Illinois  60632
            County: Dupage

13.         Southern Packaging
            5330 West 5th Street
            Jacksonville, Florida  32209
            County: Duval

14.         Exel Logistics
            1720 Hayden Road
            Carrollton, Texas  75006
            County: Dallas

15.         Star-Kist Foods, Inc.
            20801 S. Santa Fe Avenue
            Carson, California  90810
            County: Los Angeles

16.         Prism
            3664 Perlman Drive
            Stockton, California  95215

            County: San Joaquin

17.         Star-Kist Foods, Inc.
            1551 E. Willow Street
            Kankakee, Illinois  60901
            County: Kankakee

18.         Star-Kist Foods, Inc.
            6650 Low Street
            Bloomburg, Pennsylvania
            County: Columbia

19.         Carroll Sales
            600 4th Street, S.W.
            Mason City, Iowa  50401
            County: Cerro Gordo

20.         Star-Kist Foods, Inc.
            1040 Ways Avenue
            Terminal Island, California 90731
            County: Los Angeles

21.         Star-Kist Foods, Inc.
            2200 N.W. Brickyard Road
            Topeka, Kansas  66618
            County: Shawnee

22.         Heritage Industries
            One Heritage Place
            Frazee, Minnesota
            County: Becker

23.         424 North Riverfront Drive
            Mankato, Minnesota
            County: Blue Earth

24.         218 East Lincoln Street
            Portland, Indiana
            County: Jay

25.         1084 Arapaho Road
            Inman, Kansas
            County: McPherson

26.         105 and 309 Atlantic Avenue
            DeGraff, Minnesota
            County: Swift

27.         1800 Hubbard Lane
            LeSueur, Minnesota
            County: LeSueur

28.         6821 Ruppsville Road
            Allentown, Pennsylvania
            County: Lehigh

29.         Route 59
            Hillburn, New York
            County: Rockland

30.         (Tax No. FD2500002)
            Delavan, Wisconsin
            County: Walworth

31.         424 North Riverfront Drive
            Mankato, Minnesota
            County: Blue Earth

32.         Old Highway 22
            McKenzie, Tennessee
            County: Carroll

33.         First Avenue
            North Perham, Minnesota
            County:

34.         2 Maryland Farms
            Brentwood, Tennessee
            County: Williamson

35.         400 Block of 5th Street, N.W.
            Perham, Minnesota
            County: Ottertail

36.         136 9th Avenue, S.W.,
            Perham, Minnesota
            County: Ottertail

37.         100 Block of 2nd Street, N.E.
            Perham, Minnesota
            County: Ottertail

38.         145 First Avenue
            North Perham, Minnesota
            County:

39.         Rudie Welhelm Warehouse Co.
            P.O. Box 22226
            Milwaukee, OR  97269-2226
            County: Clackamas

40.         17 Veronica Avenue
            Somerset, NJ  08873
            County: Somerset

41.         La Grou Distribution System
            1800 Hawthorne Lane
            W. Chicago, IL  60185
            County: DuPage

                                                                      Schedule 6
                                                            to the Guarantee and
                                                            Collateral Agreement

                                (See attachment.)

                                                                      Schedule 7
                                                            to the Guarantee and
                                                            Collateral Agreement

                                    ACCOUNTS

Windy Hill Pet Food Company, Inc. (MN)    Two Maryland Farms
                                          Suite 301
                                          Brentwood, TN 37027-2487
                                          Attn: Robert V. Dale

                          (See Schedule 1 for others.)

                                                                      Schedule 8
                                                            to the Guarantee and
                                                            Collateral Agreement

                              EXISTING PRIOR LIENS

                 (See Schedule 9.3(g) of the Credit Agreement.)

                                                                      Attachment
                                                                   to Schedule 6
                                                            of the Guarantee and
                                                            Collateral Agreement

                              INTELLECTUAL PROPERTY

I. OWNED INTELLECTUAL PROPERTY

      A. EXISTING BUSINESS

            1. U.S. Registered Marks

Mark                              Reg. No.          Reg. Date       Status
----                              --------          ---------       ------

BONKERS                           1,402,410          07/22/86       REGISTERED
FIELD FORMULA                     1,089,841          04/18/78       REGISTERED
FOOD OF CHAMPIONS                   947,325          11/14/72       REGISTERED
G. WHISKERS                       1,555,992          09/12/89       REGISTERED
G. WHISKERS                       1,474,393          01/26/88       REGISTERED
HOME AND FIELD                    1,272,053          03/27/84       REGISTERED
MEATY MEAL                        1,094,125          06/20/78       REGISTERED
ROSE'S                            1,050,886          10/19/76       REGISTERED
ROSE'S                            1,457,669          09/15/87       REGISTERED
ROYAL FEAST                       1,276,457          05/01/84       REGISTERED
TRAIL BLAZER and Design             985,144          05/28/74       REGISTERED
TRAIL MASTER                      1,840,059          06/14/94       REGISTERED
TUFFY'S                           2,010,312          10/22/96       REGISTERED
CANINE PRIME and Design           1,991,988          08/06/96       REGISTERED
FELINE PRIME and Design           1,991,987          08/06/96       REGISTERED

            2. Foreign Marks

Mark              Country       Registered Owner              Reg. No.        Reg. Date               Status
----              -------       ----------------              --------        ---------               ------
BONKERS           Canada        Martha White                  339,181         04/15/88                REGISTERED
                                Foods, Inc.

BONKERS           Germany       Windmill                      1,077,871       06/10/85                REGISTERED
                                Corporation

BONKERS           Japan         Windmill                      3,097,544       ?                       REGISTERED
                                Corporation

TRAIL BLAZER      Germany       The PFB                       1,088,102       02/18/86                REGISTERED
                                Partnership L.P.

      2. Foreign Marks

Mark              Country       Registered Owner              Reg. No.        Reg. Date               Status
----              -------       ----------------              --------        ---------               ------
TRAIL BLAZER      Singapore     Windmill                      2720/9          ?                       REGISTERED
                                Corporation

TUFFY             Benelux       Windy Hill Pet                319,988         07/23/73                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S           Canada        Windy Hill Pet                TMA205,343      02/14/75                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S           Japan         Windy Hill Pet                1,279,595       06/24/77                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S in        Japan         Windy Hill Pet                1,302,914       10/03/77                REGISTERED
Katakana                        Food Company,
Characters                      Inc.

TUFFY'S           Taiwan        Windy Hill Pet                683,198         07/01/95                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S and       Taiwan        Windy Hill Pet                484,245         05/16/90                REGISTERED
TUFFY'S in                      Food Company,
Chinese                         Inc.
Characters

TUFFY'S PET       Canada        Windy Hill Pet                TMA183,128      05/12/72                REGISTERED
FOODS                           Food Company,
                                Inc.

      3. State Trademark Registrations/Variety Designators

Mark              Country       Registered Owner              Reg. No.        Reg. Date               Status
----              -------       ----------------              --------        ---------               ------
DIXIE TREAT       Tennessee     Windmill                      930,428         04/28/93                REGISTERED
COUNTRY                         Corporation
STYLE DOG                       (d/b/a Martha
FOOD and                        White Foods)
Design

TUFFY'S           Montana       Windy Hill Pet                9147            06/04/71                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S           Nevada        Windy Hill Pet                --              05/31/72                REGISTERED
                                Food Company,
                                Inc.

TUFFY'S           West Virginia Windy Hill Pet                247,184         08/14/72                REGISTERED
                                Food Company,
                                Inc.

      4. Fictitious Business Names/Trade Names/Common Law Trademarks

TUFFY'S PET PRODUCTS

TUFFY'S PET PRODUCTS COMPANY

CHUNK (Canada only)

GOLDEN CHUNKS (United States only)

HIGH PROTEIN MEAL (United States and Canada only)

PREMIUM PUPPY GROWTH FORMULA (United States and Canada only)

DINNERTIME (United States and Canada only)

HIGH DENSITY FORMULA (United States and Canada only)

PERFORMANCE BLEND (United States only)

B. HUBBARD PET FOOD DIVISION

      1. U.S. Registered Marks and Pending Applications

            a. Registrations

                                        Registration NO.
MARK                                        (DATE)               STATUS
----                                    ----------------         ------
BECAUSE FRIENDS TAKE CARE OF FRIENDS
United States                             1,760,755             REGISTERED
                                          (03/23/93)

BONES AND BITS
United States                             1,816,454             REGISTERED
                                          (01/11/94)

CHOICE CHUNKS
United States                             1,149,458             REGISTERED
                                          (03/24/81)

CHOICE STARS
United States                             1,697,061             REGISTERED
                                          (06/23/92)

CHOMPERS (Stylized Letters)
United States                             1,318,473             REGISTERED.
                                          (02/05/85)
COUNTRY PRIME
United States                             1,993,173             REGISTERED.
                                          (08/13/96)
COUNTRY PRIME KIBBLES AND NIBBLES

                                        Registration NO.
MARK                                        (DATE)               STATUS
----                                    ----------------         ------
United States                             1,799,565             REGISTERED
                                          (10/19/93)
COUNTRY PRIME MOIST & TASTY
United States                             1,895,651             REGISTERED.
                                          (05/23/95)
DINNER BELL
United States                             1,416,856             REGISTERED.
                                          (11/11/86)

ENERGY INJECTED FOR THE ACTIVE DOG
United States                             1,662,685             REGISTERED
                                          (10/29/91)

GPI-DINE A MITE and Design
United States                             1,122,511             REGISTERED
                                          (07/17/79)

HUBBARD
United States                             621,047               RENEWED. Section
                                          (02/14/56)            2(f).

United States                             641,332               RENEWED. Section
                                          (02/15/57)            2(f).

HUBBARD SOW POWER
United States                             1,206,410             REGISTERED.
                                          (08/24/82)            Section 8 & 15
                                                                accepted.

H AND DESIGN
United States                             911,597               RENEWED.
                                          (06/04/71)

United States                             914,461               RENEWED.
                                          (06/08/71)

IMPERIAL CHOICE
United States                             1,720,574             REGISTERED
                                          (09/29/92)

LASSY
United States                             1,627,472             REGISTERED
                                          (12/11/90)

LASSY (Block Letters)
United States                             431,236               RENEWED.
                                          (07/15/47)
LASSY (Stylized)

                                        Registration NO.
MARK                                        (DATE)               STATUS
----                                    ----------------         ------

United States                             525,450               RENEWED.
                                          (05/23/50)

LI'L NIBBLERS
United States                             1,797,231             REGISTERED
                                          (10/05/93)

MAGNUM
United States                             1,412,549             REGISTERED
                                          (10/07/86)

United States                             1,274,511 (04/17/84)  REGISTERED
MORTON
United States                             1,341,301 (06/11/85)  REGISTERED
MORTON'S DOG CHUNKS
United States                             1,160,203 (07/07/81)  REGISTERED
MORTON'S MAINMEAL
United States                             1,187,960 (01/26/82)  REGISTERED
PEPPY
United States                             1,631,804 (01/15/41)  REGISTERED
PEPPY CHASE
United States                             892,557               RENEWED
PORTRAIT
United States                             1,300,854 (10/16/84)  REGISTERED
PROCLAIM
United States                             1,693,416 (06/09/92)  REGISTERED.
PUPPY-GRO
United States                             1,125,864             REGISTERED.
                                          (05/20/80)

SPORTSMAN
United States                             979,519 (02/26/74)    RENEWED.
United States                             1,735,116 (11/24/92)  REGISTERED.
SUPREME
United States                             1,585,003 (02/27/90)  REGISTERED.

SUPREME COUNTRY FRESH
United States                             1,050,891(10/19/76)   RENEWED.

SUPREME DOG FOOD AND DESIGN

                                           Registration NO.
MARK                                           (DATE)             STATUS
----                                       ----------------       ------

United States                             1,286,279 (07/17/84)  REGISTERED.

SWEET LASSY (Block Letters)
United States                             235,240               RENEWED.
                                          (11/15/27)

DESIGN ONLY
United States                             1,175,403 (10/27/81)  REGISTERED.


      b. Pending Applications

Mark                        Serial No.       Date              Status
----                        ----------       ----              ------

LEFTOVERS
United States               75/010,088       (10/24/95)        N/A

MILKFLAKES
United States               74/696,089       (07/03/94)        N/A

TABLE SCRAPS
United States               75/009,732       (10/18/95)        N/A


      2. Foreign Registrations

Mark                                         Date              Status
----                                         ----              ------

HUBBARD
Canada                                       431,333
                                             (08/05/94)        REGISTERED

PROCLAIM
Canada                                       450,594
                                             (11/24/95)        REGISTERED

      3. Fictitious Business Names/Trade Names/Common Law Trademarks

            The following has been registered as an assumed name in the jurisdictions noted:

            Name                         Jurisdiction
            ----                         ------------
            Proclaim Pet Products        Illinois, Indiana, Michigan, Missouri,
                                         Nebraska, North Dakota, Ohio, Wisconsin

II. LICENSES

      A. Existing Business

            1. Grantor has pursuant to that certain License Agreement, dated April 29, 1996, granted an exclusive, royalty-free perpetual right and license to Heinz Pet Products Company, a division of Star-Kist Foods, Inc. to use the mark TUFFY'S in connection with the manufacture, distribution or sale of pet food products outside the United States and Canada.

      B. Hubbard Pet Food Division

            1. Grantor has pursuant to that certain License Agreement, dated May __, 1996, granted an exclusive, royalty-free perpetual right and license to Feed-Rite (US) Animal Feeds, Inc. to use the marks listed below in the United States and Canada in connection with the manufacture, distribution and sale of livestock and equine animal feed and dietary supplements for livestock and equine animals.

Mark                                                        Reg. No.
----                                                        --------

HUBBARD
United States                                               621,407
                                                            641,332

Canada                                                      431,913

H and Design
United States                                               911,597
                                                            914,461

HUBBARD SOW POWER
United States                                             1,206,410

LASSY (Stylized)
United States                                               525,450

SWEET LASSY (Block Letters)
United States                                               235,740

            2. Grantor has pursuant to that certain Distribution Agreement, dated May __,1996, granted a non-exclusive license to Feed-Rite (US) Animal Feeds, Inc. to use the marks and any related trade dress formats or logos listed below in connection with the distribution and sale of certain pet products in portions of the United States for a period of 3 years from the date of the agreement.

                  HUBBARD HAPPY HOUND
                  HUBBARD CAT STARS
                  HUBBARD HIGH ENERGY DOG FOOD
                  LASSY SELECT DOG FOOD
                  LASSY DOG FOOD
                  HUBBARD CHUNKS
                  SPORTSMAN DOG FOOD
                  SPORTSMAN CAT FOOD
                  PURRFECT CAT FOOD
                  LASSY CAT FOOD
                  LASSY ACTIVE
                  HUBBARD PUPPY GRO
                  HUBBARD HIGH PERFORMANCE
                  PROCLAIM
                  IMPERIAL CHOICE

                   COUNTRY PRIME
                   ROYAL FLUSH
                   HUBBARD BISCUITS
                   HUBBARD FISH FOOD

III. CLAIMS CHALLENGING USE OR VALIDITY OF INTELLECTUAL PROPERTY

      A. Existing Business

      1. U.S. Registration No.1,023,889 for the mark TUFFY'S expired as a result of the failure to renew the registration on or before October 28, 1995.

      2. U.S. Registration No. 1,555,992 for the mark G. WHISKERS (stylized) was cancelled for failure to file a Declaration under Section 8 on or before September 12, 1995. The Section 8 Declaration, however, was filed on September 7, 1995 and the Grantor's Petition for Reinstatement was accepted.

      3. Keco Milling Company owns a Tennessee state registration of the mark DIXIE TREAT for "foods and ingredients of Foods" which was issued on April 28, 1963.

      4. Agreement dated July 8, 1974 between Star-Kist Foods, inc. and L.V. Patterson Ltd. whereby Star-Kist agreed to discontinue the use of "golden Chunks" in Canada but reserved the right to use the word "Chunks."

      5. Opposition by Martin & Robertson Limited and/or its affiliated company Delta Food Processors Ltd. to Application No.367,480 for TUFFY'S in Canada. Opposition was withdrawn.

      6. Distributor in Taiwan was advised not to distribute Tuffy's packaging with paw print in Taiwan.

      7. Non-use to date in the relevant foreign jurisdictions of all or some of the marks which are the subject of the foreign registrations described in
Section I.A.2 and the state registrations described in Section I.A.3 above may subject these registration to cancellation and/or affect Grantor's ability to use the relevant mark in the relevant jurisdiction and/or Grantor's ability to maintain the relevant registrations. Furthermore, the recordation of the assignment of these registrations to the Grantor (and/or its predecessors in interest) has not been completed or in some instances has not yet been undertaken.

      8. Abandoned application for Tuffy's (Serial No.1095760 filed May 18,
1978) in the United Kingdom because of prior registration for "Tuffy's" owned by Food Securities Limited (Reg. No.862480 in class 31) covering among other things "food stuffs for animals."

      9. Heinz Pet Products Company, a division of Star-Kist Foods, Inc., and their affiliates own various trademarks incorporating the word formatives "Meaty" and "Meal" in the United States, Canada and throughout the world and Grantor did not acquire any rights to any such trademarks in connection with the acquisition of certain assets from Heinz pursuant to that Certain Purchase Agreement, dated April 29, 1996 between Grantor and Heinz.

      10. Lender acknowledges the existence of the following registrations and uses by third parties of the mark or name TUFFY on pet products:

      Mark      U.S. Reg. No.         Goods                       Registrant
      ----      -------------         -----                       ----------

      Tuffy     1558243               Pet Toys                    Bounce Inc.

      Name      Owner                 Goods
      ----      -----                 -----

      Tuffy     Kong Company, Inc.    Natural rubber "Jawrobics" dog toys,
                                      "Jawrobeaks" bird toys, teeth
                                      cleaning tug-flossing/chew toy, cat and
                                      dog grooming tools

      Tuffy Toy    Ben Richter Co.    Pet products

      Tuffy Togs   Ben Richter Co.    Cat and dog products

      11. Grantor makes no representation as to the validity of or its exclusive right to use either DINNER ROUNDS or any of the fictitious business names, trade names, common law trademarks or variety designators identified above.

      12. The assignment of U.S. Registration Numbers 1,991,987 and 1,991,988 of the marks CANINE PRIME and Design and FELINE PRIME and Design, respectively, from Star-Kist Foods, Inc. as of April 29, 1996 has not been properly recorded by the U.S. Patent and Trademark Office.

      B. Hubbard Pet Food Division

            1. In November 1994 Pet Life Foods, Inc. sued Hubbard for alleged trademark infringement for sale of a peanut-shaped, peanut-flavored dog biscuit. This issue was resolved by Hubbard agreeing to discontinue use of the particular shape.

            2. Hubbard in March 1992 objected to use of SUPREME in connection with sale of dog food by Mounds Agri-Service. The issue was resolved by agreement by Mounds Agri-Service to discontinue offending usage.

            3. Hubbard in March 1994 threatened opposition to registration of SUNSHINE SUPREME for pet feed by Carlson Specialty Seeds, Inc. The issue was resolved by limitation of the product to feed for birds.

            4. Hubbard in August 1995 objected to use of SUPREME in connection with sale of dog food by Shenandoah Valley Kennels. The maker was not pursued upon protestations by Shenandoah Valley Kennels that use was permissible descriptive use.

            5. Grantor makes no representations as to the validity of or its exclusive rights to use any of the foreign trademarks, fictitious business names, trade names, common law trademarks or variety designators identified above with respect to the Hubbard Pet Food Division.

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement

            ASSUMPTION AGREEMENT, dated as of ________________, 199_, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

            WHEREAS, Windy Hill Pet Food Acquisition Co., the Lenders, the Administrative Agent and The Chase Manhattan Bank, as documentation agent for the Lenders (the "Documentation Agent") have entered into a Credit Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

            WHEREAS, in connection with the Credit Agreement, the Borrower (as defined therein) and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of May 21, 1997 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

            WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

            WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in
Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

            2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                    [ADDITIONAL GRANTOR]


                                    By:
                                       ------------------------------
                                       Name:
                                       Title: